SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 7, 2008

                              WINTHROP REALTY TRUST
                              ---------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                      Ohio
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

            001-06249                                     34-6513657
    ------------------------                ------------------------------------
    (Commission File Number)                (I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts       02114
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

                                 (617) 570-4614
              (Registrant's Telephone Number, Including Area Code)

                                       n/a
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

      On January 7, 2008, WRT Realty, L.P. (the "Partnership"), the operating partnership of Winthrop Realty Trust, entered into an amendment to the Amended and Restated Limited Liability Company Agreement of Concord Debt Holdings LLC ("Concord"). The amendment reflects the agreement of the Partnership and The Lexington Master Limited Partnership ("Lexington") to increase their respective maximum capital contributions to Concord from $137.5 million to $162.5 million as well as certain changes to the composition of the investment committee of Concord.

      The foregoing description is qualified in its entirety by reference to Amendment No. 1 to Amended and Restated Agreement, which is attached as Exhibit
10.1 to this Current Report on Form 8-K.

Item 8.01.  Other Events.

      On January 7, 2008, Concord announced certain acquisitions as well as the additional capital commitments of the Partnership and Lexington described in
Item 1.01 above. The foregoing description is qualified in its entirety by reference to the press release issued January 7, 2008, which is attached as
Exhibit 99 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

            (d)   Exhibits

            10.1 Amendment No. 1 to Amended and Restated Limited Liability Company Agreement of Concord Debt Holdings LLC, dated as of January 7, 2008.

            99.   Press release dated January 7, 2008.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 8th day of January, 2008.

                                                    WINTHROP REALTY TRUST


                                                    By: /s/ Peter Braverman
                                                        ------------------------
                                                        Peter Braverman
                                                        President